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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): FEBRUARY 21, 2006
                                                         -----------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


           8910 N. Dale Mabry Hwy., Ste. 37, Tampa, Florida     33614
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES
---------     ---------------------------------------

     On February 21, 2006, the Registrant issued 103,850 shares of Rule 144 common stock, class A, $0.004 par value. The Registrant valued these restricted shares at $0.65 per share, or $67,502.50 in aggregate.

     The issuance of these unregistered Rule 144 restricted shares of common stock was in conjunction with the exercise of 200,000 outstanding stock purchase warrants into shares of common stock. The warrants were exercised at a price of $3.50 a share, or $700,000 in aggregate. The common stock underlying the warrants had previously been registered with the Commission on Form SB-2. The shareholder exercising the warrants was granted an additional 200,000 stock purchase warrants with an exercise price of $1.30 which expire on December 31, 2007.

     After these issuances the Registrant now has 3,400,955 shares of common stock, class A, $0.004 par value issued and outstanding.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
                                    --------------------------------------
                                    (Registrant)



Date: February 22, 2006             /s/ J. Scott Sitra
                                    --------------------------------------
                                    J. Scott Sitra
                                    President, Chief Executive Officer and
                                    Chairman